Fees Summary	Jan. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,562,500.00
Previously Paid Amount	1,985.19
Total Fee Amount	2,977.78
Total Offset Amount	0.00
Net Fee	$ 992.59